Exhibit 31.4

CERTIFICATION

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Thomas Leung, certify that:

1.	I have reviewed this Form 10-K/A of Adverum Biotechnologies, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2019

By:	/s/ Thomas Leung
	Name:	Thomas Leung
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)